UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

MARCH 31, 2007

Legg Mason Partners

Fundamental Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Fundamental Value Fund

Semi-Annual Report  •  March 31, 2007

What’s

Inside

Fund Objective

The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the six-month reporting period. After expanding 2.0% in the third quarter of 2006, gross domestic product (“GDP”)i increased 2.5% in the fourth quarter. The advance estimate for first quarter 2007 GDP growth was 1.3%. While consumer spending has remained fairly solid, the cooling housing market continued to negatively impact the economy.

After increasing the federal funds rateii to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii has held rates steady at its last six meetings. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “…The Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

Despite increased volatility, the stock market posted solid results during the six-month reporting period. After treading water during the first half of 2006, stocks rallied through the end of the year. 2007 began on a positive note, as the S&P 500 Indexiv hit a six-year high in January. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one day performance in 10 years. The repercussions of this decline were widespread, as stock markets around the world also declined. In March 2007, the U.S. market rose modestly, although it continued to fluctuate as investors reacted to incoming economic data. All told, the S&P 500 Index returned 7.38% during the six months ended March 31, 2007.

Legg Mason Partners Fundamental Value Fund         I

Looking at the U.S. equity market more closely, mid-cap stocks outperformed their small- and large- cap counterparts, with the Russell Midcapv, Russell 2000vi, and Russell 1000vii Indexes returning 12.38%, 11.02%, and 8.25%, respectively. From an investment style perspective, value stocks outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 9.46% and 7.53%, respectively.

Performance Review

For the six months ended March 31, 2007, Class A shares of Legg Mason Partners Fundamental Value Fund, excluding sales charges, returned 7.70%. In comparison, the Fund’s unmanaged benchmarks, the S&P 500 Index and the Russell 3000 Indexx, returned 7.38% and 8.49%, respectively, for the same period. The Lipper Multi-Cap Core Funds Category Average increased 8.52% over the same time frame.

Performance Snapshot as of March 31, 2007 (excluding sales charges) (unaudited)

6 Months

Fundamental Value Fund — Class A Shares	7.70%

Russell 3000 Index	8.49%

S&P 500 Index	7.38%

Lipper Multi-Cap Core Funds Category Average	8.52%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 7.20%, Class C shares returned 7.29% and Class I shares returned 7.94% over the six months ended March 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended March 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 930 funds in the Fund’s Lipper category, and excluding sales charges.

Total Annual Operating Expenses
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 1.11%, 1.95%, 1.79% and 0.67%, respectively.

II         Legg Mason Partners Fundamental Value Fund

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective as of the close of business, April 13, 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into two Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Legg Mason Partners Fundamental Value Fund         III

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2007

IV         Legg Mason Partners Fundamental Value Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason Partners Fundamental Value Fund         V

Fund at a Glance (unaudited)

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2006 and held for the six months ended March 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expenses Paid During the Period(4)
Class A	7.70%	$1,000.00	$1,077.00	1.08%	$5.59

Class B	7.20	1,000.00	1,072.00	1.93	9.97

Class C	7.29	1,000.00	1,072.90	1.77	9.15

Class I(5)	7.94	1,000.00	1,079.40	0.66	3.42

(1)	For the six months ended March 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

2         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.55	1.08%	$5.44

Class B	5.00	1,000.00	1,015.31	1.93	9.70

Class C	5.00	1,000.00	1,016.11	1.77	8.90

Class I(4)	5.00	1,000.00	1,021.64	0.66	3.33

(1)	For the six months ended March 31, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         3

Schedule of Investments (March 31, 2007) (unaudited)

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND

Shares	Security	Value

COMMON STOCKS — 95.4%
CONSUMER DISCRETIONARY — 15.0%
Auto Components — 0.1%
39,640	Magna International Inc., Class A Shares	$2,977,360

Media — 11.9%
7,235,300	Interpublic Group of Cos. Inc.*	89,066,543
6,115,800	News Corp., Class B Shares	149,653,626
6,638,400	Pearson PLC	113,947,348
4,461,100	Time Warner Inc.	87,972,893
3,209,800	Walt Disney Co.	110,513,414

	Total Media	551,153,824

Specialty Retail — 3.0%
2,919,400	Gap Inc.	50,242,874
2,000,000	Home Depot Inc.	73,480,000
415,980	Williams-Sonoma Inc.	14,750,651

	Total Specialty Retail	138,473,525

	TOTAL CONSUMER DISCRETIONARY	692,604,709

CONSUMER STAPLES — 5.7%
Food & Staples Retailing — 2.0%
1,967,300	Wal-Mart Stores Inc.	92,364,735

Food Products — 2.3%
263,500	Smithfield Foods Inc.*	7,891,825
1,010,650	Unilever PLC	30,457,923
2,147,220	Unilever PLC, ADR	64,566,906

	Total Food Products	102,916,654

Household Products — 1.4%
948,400	Kimberly-Clark Corp.	64,955,916

	TOTAL CONSUMER STAPLES	260,237,305

ENERGY — 8.6%
Energy Equipment & Services — 4.1%
450,400	Baker Hughes Inc.	29,784,952
1,048,500	BJ Services Co.	29,253,150
799,900	GlobalSantaFe Corp.	49,337,832
1,198,700	Halliburton Co.	38,046,738
636,200	Schlumberger Ltd.	43,961,420

	Total Energy Equipment & Services	190,384,092

Oil, Gas & Consumable Fuels — 4.5%
1,078,800	Anadarko Petroleum Corp.	46,366,824
597,300	Chevron Corp.	44,176,308
292,000	ConocoPhillips	19,958,200
479,800	Exxon Mobil Corp.	36,200,910

See Notes to Financial Statements.

4         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 4.5% (continued)
337,700	Murphy Oil Corp.	$18,033,180
1,495,900	Williams Cos. Inc.	42,573,314

	Total Oil, Gas & Consumable Fuels	207,308,736

	TOTAL ENERGY	397,692,828

FINANCIALS — 19.3%
Capital Markets — 4.4%
145,800	Franklin Resources Inc.	17,617,014
1,318,600	Merrill Lynch & Co. Inc.	107,690,062
1,233,205	State Street Corp.	79,850,024

	Total Capital Markets	205,157,100

Consumer Finance — 1.8%
1,500,100	American Express Co.	84,605,640

Diversified Financial Services — 5.0%
1,997,396	Bank of America Corp.	101,907,144
2,674,100	JPMorgan Chase & Co.	129,372,958

	Total Diversified Financial Services	231,280,102

Insurance — 4.5%
316,860	Allied World Assurance Holdings Ltd.	13,545,765
872,400	American International Group Inc.	58,642,728
1,633,400	Chubb Corp.	84,397,778
509,900	Hartford Financial Services Group Inc.	48,736,242

	Total Insurance	205,322,513

Thrifts & Mortgage Finance — 3.6%
1,048,700	MGIC Investment Corp.	61,789,404
2,284,500	PMI Group Inc.	103,305,090

	Total Thrifts & Mortgage Finance	165,094,494

	TOTAL FINANCIALS	891,459,849

HEALTH CARE — 13.0%
Biotechnology — 0.0%
411,224	Aphton Corp.*	1,028
375,000	Aphton Corp., Escrowed Shares (a)(c)	797
1,250,000	Aphton Corp., Restricted Shares (a)	3,125

	Total Biotechnology	4,950

Life Sciences Tools & Services — 0.7%
2,023,664	Enzo Biochem Inc.*	30,516,853

Pharmaceuticals — 12.3%
2,115,900	Abbott Laboratories	118,067,220
851,900	Bentley Pharmaceuticals Inc.*	6,977,061
805,600	Eli Lilly & Co.	43,268,776
1,388,700	GlaxoSmithKline PLC, ADR	76,739,562
1,415,700	Johnson & Johnson	85,310,082

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         5

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Shares	Security	Value

Pharmaceuticals — 12.3% (continued)
1,111,110	NexMed Inc.*	$1,366,665
911,700	Novartis AG, ADR	49,806,171
3,541,600	Pfizer Inc.	89,460,816
1,982,500	Wyeth	99,184,475

	Total Pharmaceuticals	570,180,828

	TOTAL HEALTH CARE	600,702,631

INDUSTRIALS — 10.1%
Aerospace & Defense — 6.3%
800,000	Boeing Co.	71,128,000
2,302,000	Honeywell International Inc.	106,030,120
2,195,400	Raytheon Co.	115,170,684

	Total Aerospace & Defense	292,328,804

Building Products — 0.3%
390,200	Simpson Manufacturing Co. Inc.	12,033,768

Industrial Conglomerates — 2.0%
2,628,100	General Electric Co.	92,929,616

Machinery — 1.5%
1,037,200	Caterpillar Inc.	69,523,516

	TOTAL INDUSTRIALS	466,815,704

INFORMATION TECHNOLOGY — 16.1%
Communications Equipment — 3.4%
2,629,700	Cisco Systems Inc.*	67,136,241
5,097,200	Motorola Inc.	90,067,524

	Total Communications Equipment	157,203,765

Computers & Peripherals — 1.4%
694,474	International Business Machines Corp.	65,461,119

Electronic Equipment & Instruments — 1.0%
1,385,000	Agilent Technologies Inc.*	46,660,650

Internet Software & Services — 1.4%
968,200	eBay Inc.*	32,095,830
1,198,700	VeriSign Inc.*	30,111,344

	Total Internet Software & Services	62,207,174

Semiconductors & Semiconductor Equipment — 6.8%
3,802,000	Applied Materials Inc.	69,652,640
1,336,800	Novellus Systems Inc.*	42,804,336
167,900	Samsung Electronics Co., Ltd., GDR (d)	51,083,575
6,112,316	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	65,707,397
2,491,600	Texas Instruments Inc.	74,997,160
332,603	Verigy Ltd.*	7,806,192

	Total Semiconductors & Semiconductor Equipment	312,051,300

See Notes to Financial Statements.

6         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Shares	Security	Value

Software — 2.1%
3,380,800	Microsoft Corp.	$94,222,896
1,121,865	Wave Systems Corp., Class A*	3,029,036

	Total Software	97,251,932

	TOTAL INFORMATION TECHNOLOGY	740,835,940

MATERIALS — 5.7%
Chemicals — 2.8%
1,237,900	Dow Chemical Co.	56,770,094
1,522,200	E.I. du Pont de Nemours & Co.	75,242,346

	Total Chemicals	132,012,440

Metals & Mining — 1.5%
1,876,100	Alcoa Inc.	63,599,790
54,500	AngloGold Ashanti Ltd., ADR	2,430,155
52,300	Newmont Mining Corp.	2,196,077

	Total Metals & Mining	68,226,022

Paper & Forest Products — 1.4%
135,200	PT Toba Pulp Lestari Tbk, ADR* (a)(b)	0
857,000	Weyerhaeuser Co.	64,052,180

	Total Paper & Forest Products	64,052,180

	TOTAL MATERIALS	264,290,642

TELECOMMUNICATION SERVICES — 1.9%
Wireless Telecommunication Services — 1.9%
3,318,612	Vodafone Group PLC, ADR	89,137,918

	TOTAL COMMON STOCKS (Cost — $3,238,914,329)	4,403,777,526

Shares
CONVERTIBLE PREFERRED STOCKS (a) — 0.0%
HEALTH CARE — 0.0%
Biotechnology — 0.0%
2,500	Aphton Corp. Series A*	12,500

INFORMATION TECHNOLOGY — 0.0%
Internet Software & Services — 0.0%
54,818	Webforia Inc., Series D* (b)	0

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $3,765,657)	12,500

Face Amount
CORPORATE BOND & NOTE — 0.0%
Aerospace & Defense — 0.0%
$332	Kac Acquisition Co., Subordinated Notes, 1.000% due 4/26/26 (a)(b) (Cost — $0)	0

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         7

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Warrants	Security	Value
WARRANTS (a)(b) — 0.0%
360,000	Aphton Corp., Expires 3/31/08*	$0
600,000	Genelabs Technologies Inc., Expires 5/1/08*	1
1,000,000	Lynx Therapeutics Inc., Expires 4/29/07*	1

	TOTAL WARRANTS (Cost — $0)	2

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $3,242,679,986)	4,403,790,028

Face Amount
SHORT-TERM INVESTMENTS — 4.3%
Repurchase Agreements — 4.3%
$155,541,000	Interest in $450,884,000 joint tri-party repurchase agreement dated 3/30/07 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.300% due 4/2/07; Proceeds at maturity — $155,609,697; (Fully collateralized by various U.S. government agency obligations, 4.875% to 5.625% due 1/31/09 to 6/11/21; Market value — $158,652,959)	155,541,000
44,981,000	Interest in $50,000,000 joint tri-party repurchase agreement dated 3/30/07 with Deutsche Bank Securities Inc., 5.340% due 4/2/07; Proceeds at maturity — $45,001,017; (Fully collateralized by various U.S. government agency obligations, 4.000% to 7.000% due 4/1/12 to 3/1/37; Market value — $45,880,620)	44,981,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $200,522,000)	200,522,000

	TOTAL INVESTMENTS — 99.7% (Cost — $3,443,201,986#)	4,604,312,028
	Other Assets in Excess of Liabilities — 0.3%	13,315,458

	TOTAL NET ASSETS — 100.0%	$4,617,627,486

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(b)	Illiquid security.

(c)

Restricted security, that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The acquisition date was March 30, 2003, the aggregate cost, per share value of the security and percentage of net assets which the security comprises at March 31, 2007 were $212,434, $0.05 and 0.00%, respectively.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

See Notes to Financial Statements.

8         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Statement of Assets and Liabilities (March 31, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $3,443,201,986)	$4,604,312,028
Cash	548
Receivable for securities sold	19,697,498
Dividends and interest receivable	5,767,429
Receivable for Fund shares sold	2,883,695
Prepaid expenses	79,612

Total Assets	4,632,740,810

LIABILITIES:
Payable for Fund shares repurchased	5,607,318
Investment management fee payable	2,513,007
Payable for securities purchased	2,303,723
Distribution fees payable	2,133,466
Deferred compensation payable	484,193
Directors’ fees payable	164,586
Accrued expenses	1,907,031

Total Liabilities	15,113,324

Total Net Assets	$4,617,627,486

NET ASSETS:
Par value (Note 6)	$295,244
Paid-in capital in excess of par value	3,288,384,541
Undistributed net investment income	8,628,983
Accumulated net realized gain on investments and foreign currency transactions	159,208,650
Net unrealized appreciation on investments	1,161,110,068

Total Net Assets	$4,617,627,486

Shares Outstanding:
Class A	153,218,369

Class B	75,162,839

Class C	51,010,949

Class I(1)	15,851,731

Net Asset Value:
Class A (and redemption price)	$16.09

Class B(2)	$14.97

Class C(2)	$14.99

Class I(1) (and redemption price)	$16.54

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)(3)	$17.07

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

(3)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         9

Statement of Operations (For the six months ended March 31, 2007) (unaudited)

INVESTMENT INCOME:
Dividends	$37,726,523
Interest	6,743,031
Less: Foreign taxes withheld	(245,932)

Total Investment Income	44,223,622

EXPENSES:
Investment management fee (Note 2)	14,789,416
Distribution fees (Notes 2 and 4)	12,795,448
Transfer agent fees (Note 4)	4,114,382
Reorganization and restructuring fees (Note 11)	705,450
Directors’ fees (Note 11)	189,349
Shareholder reports (Note 4)	135,168
Legal fees	76,337
Registration fees	73,101
Insurance	54,123
Custody fees	27,064
Audit and tax	12,873
Miscellaneous expenses	17,310

Total Expenses	32,990,021
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(52,603)

Net Expenses	32,937,418

Net Investment Income	11,286,204

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	171,626,799
Foreign currency transactions	47,751

Net Realized Gain	171,674,550

Change in Net Unrealized Appreciation/Depreciation From:
Investments	147,462,026
Foreign currencies	20,190

Change in Net Unrealized Appreciation/Depreciation	147,482,216

Net Gain on Investments and Foreign Currency Transactions	319,156,766

Increase in Net Assets From Operations	$330,442,970

See Notes to Financial Statements.

10         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended March 31, 2007 (unaudited) and the year ended September 30, 2006

	2007	2006
OPERATIONS:
Net investment income	$11,286,204	$29,708,854
Net realized gain	171,674,550	233,771,747
Change in net unrealized appreciation/depreciation	147,482,216	135,854,020

Increase in Net Assets From Operations	330,442,970	399,334,621

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(32,000,026)	(12,431,594)
Net realized gains	(231,810,780)	(287,533,751)

Decrease in Net Assets From Distributions to Shareholders	(263,810,806)	(299,965,345)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	344,550,500	477,636,131
Reinvestment of distributions	247,750,834	280,076,822
Cost of shares repurchased	(460,553,592)	(997,431,860)

Increase (Decrease) in Net Assets From Fund Share Transactions	131,747,742	(239,718,907)

Increase (Decrease) in Net Assets	198,379,906	(140,349,631)
NET ASSETS:
Beginning of period	4,419,247,580	4,559,597,211

End of period*	$4,617,627,486	$4,419,247,580

* Includes undistributed net investment income of:	$8,628,983	$29,342,805

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         11

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares(1)	2007(2)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.85		$15.46	$13.91	$12.28	$9.16	$11.99

Income (Loss) From Operations:
Net investment income	0.06		0.15	0.09	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.16		1.28	1.46	1.60	3.09	(2.80)

Total Income (Loss) From Operations	1.22		1.43	1.55	1.63	3.12	(2.78)

Less Distributions From:
Net investment income	(0.16)		(0.07)	—	—	—	—
Net realized gains	(0.82)		(0.97)	—	—	—	(0.05)

Total Distributions	(0.98)		(1.04)	—	—	—	(0.05)

Net Asset Value, End of Period	$16.09		$15.85	$15.46	$13.91	$12.28	$9.16

Total Return(3)	7.70%		9.82%	11.14%	13.27%	34.06%	(23.33)%

Net Assets, End of Period (millions)	$2,465		$2,325	$2,269	$2,147	$1,690	$1,176

Ratios to Average Net Assets:
Gross expenses	1.12	%(4)(5)	1.11%	1.08%	1.05%	1.15%	1.05%
Net expenses	1.12	(4)(5)(6)	1.11 (6)	1.06 (6)	1.05	1.15	1.05
Net investment income	0.80	(4)	1.00	0.63	0.19	0.28	0.17

Portfolio Turnover Rate	12%		19%	30%	31%	34%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended March 31, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized. Past performance is no guarantee of future results.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.08% (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class B Shares(1)	2007(2)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.76		$14.52	$13.16	$11.71	$8.81	$11.62

Income (Loss) From Operations:
Net investment income (loss)	(0.00	)(3)	0.02	(0.02)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	1.06		1.19	1.38	1.53	2.95	(2.68)

Total Income (Loss) From Operations	1.06		1.21	1.36	1.45	2.90	(2.76)

Less Distributions From:
Net investment income	(0.03)		—	—	—	—	—
Net realized gains	(0.82)		(0.97)	—	—	—	(0.05)

Total Distributions	(0.85)		(0.97)	—	—	—	(0.05)

Net Asset Value, End of Period	$14.97		$14.76	$14.52	$13.16	$11.71	$8.81

Total Return(4)	7.20%		8.84%	10.33%	12.38%	32.92%	(23.90)%

Net Assets, End of Period (millions)	$1,126		$1,148	$1,262	$1,359	$1,308	$1,078

Ratios to Average Net Assets:
Gross expenses	1.97	%(5)(6)	1.95%	1.88%	1.84%	1.94%	1.84%
Net expenses	1.97	(5)(6)(7)	1.95 (7)	1.85 (7)	1.84	1.94	1.84
Net investment income (loss)	(0.05	)(5)	0.15	(0.16)	(0.60)	(0.50)	(0.62)

Portfolio Turnover Rate	12%		19%	30%	31%	34%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended March 31, 2007 (unaudited).

(3)	Amount represents less than $0.01 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized. Past performance is no guarantee of future results.

(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.93% (Note 11).

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         13

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares(1)	2007(2)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.79		$14.52	$13.16	$11.71	$8.81	$11.61

Income (Loss) From Operations:
Net investment income (loss)	0.01		0.05	(0.02)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	1.07		1.19	1.38	1.53	2.95	(2.68)

Total Income (Loss) From Operations	1.08		1.24	1.36	1.45	2.90	(2.75)

Less Distributions From:
Net investment income	(0.06)		—	—	—	—	—
Net realized gains	(0.82)		(0.97)	—	—	—	(0.05)

Total Distributions	(0.88)		(0.97)	—	—	—	(0.05)

Net Asset Value, End of Period	$14.99		$14.79	$14.52	$13.16	$11.71	$8.81

Total Return(3)	7.29%		9.06%	10.33%	12.38%	32.92%	(23.83)%

Net Assets, End of Period (millions)	$765		$761	$870	$960	$852	$665

Ratios to Average Net Assets:
Gross expenses	1.81	%(4)(5)	1.79%	1.85%	1.83%	1.93%	1.83%
Net expenses	1.80	(4)(5)(6)	1.75 (6)	1.83 (6)	1.83	1.93	1.83
Net investment income (loss)	0.11	(4)	0.34	(0.13)	(0.59)	(0.49)	(0.60)

Portfolio Turnover Rate	12%		19%	30%	31%	34%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended March 31, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized. Past performance is no guarantee of future results.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.77% (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class I Shares(1)(2)	2007(3)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.30		$15.87	$14.22	$12.51	$9.29	$12.11

Income (Loss) From Operations:
Net investment income	0.10		0.23	0.16	0.08	0.08	0.07
Net realized and unrealized gain (loss)	1.19		1.30	1.49	1.63	3.14	(2.84)

Total Income (Loss) From Operations	1.29		1.53	1.65	1.71	3.22	(2.77)

Less Distributions From:
Net investment income	(0.23)		(0.13)	—	—	—	—
Net realized gains	(0.82)		(0.97)	—	—	—	(0.05)

Total Distributions	(1.05)		(1.10)	—	—	—	(0.05)

Net Asset Value, End of Period	$16.54		$16.30	$15.87	$14.22	$12.51	$9.29

Total Return(4)	7.94%		10.27%	11.60%	13.67%	34.66%	(23.01)%

Net Assets, End of Period (millions)	$262		$185	$159	$149	$97	$55

Ratios to Average Net Assets:
Gross expenses	0.69	%(5)(6)	0.67%	0.66%	0.66%	0.72%	0.70%
Net expenses	0.69	(5)(6)(7)	0.67 (7)	0.64 (7)	0.66	0.72	0.70
Net investment income	1.24	(5)	1.46	1.05	0.58	0.69	0.53

Portfolio Turnover Rate	12%		19%	30%	31%	34%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)	For the six months ended March 31, 2007 (unaudited).

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized. Past performance is no guarantee of future results.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.66% (Note 11).

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         15

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Fundamental Value Fund, Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

Effective as of close of business, April 13, 2007, the Fund is known as Legg Mason Partners Fundamental Value Fund and is a separate diversified series of Legg Mason Partners Equity Trust (the “New Trust”). The New Trust, a Maryland business trust, is registered under the 1940 Act, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

16         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.75%
Next $0.5 billion	0.70
Next $0.5 billion	0.65
Next $1.0 billion	0.60
Over $3.5 billion	0.50

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the six months ended March 31, 2007, the Fund was reimbursed for expenses amounting to $52,603.

Citigroup Global Markets Inc. (“CGM”), PFS Investments, Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There was a maximum initial sales charge of 5.00% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2007, LMIS and its affiliates received sales charges of approximately $39,000 on sales of the Fund’s Class A shares. In addition, for the six months ended March 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$242,000	$9,000

18         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Independent Directors. The deferred fees earn a return based on notional investments selected by the Independent Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Independent Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated, effective January 1, 2007. This change will have no effect on fees previously deferred. As of March 31, 2007, the Fund had accrued $484,193 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$525,945,159

Sales	558,238,390

At March 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,194,652,348
Gross unrealized depreciation	(33,542,306)

Net unrealized appreciation	$1,161,110,042

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

For the six months ended March 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$3,059,512	$2,121,805	$61,788
Class B	5,828,970	1,562,320	51,689
Class C	3,906,966	430,225	21,583
Class I(1)	—	32	108

Total	$12,795,448	$4,114,382	$135,168

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

5.	Distributions to Shareholders by Class

	Six Months Ended March 31, 2007	Year Ended September 30, 2006
Net Investment Income
Class A	$23,877,445	$11,021,513
Class B	2,337,973	—
Class C	2,941,096	—
Class I(1)	2,843,512	1,410,081

Total	$32,000,026	$12,431,594

Net Realized Gains
Class A	$119,172,409	$140,858,849
Class B	61,791,932	81,325,716
Class C	41,101,629	55,715,810
Class I(1)	9,744,810	9,633,376

Total	$231,810,780	$287,533,751

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6.	Capital Shares

At March 31, 2007, the Fund had 1 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,757,150	$158,459,488	19,214,947	$293,364,074
Shares issued on reinvestment	8,488,130	136,728,296	9,807,554	144,632,890
Shares repurchased	(11,734,554)	(190,786,504)	(29,013,394)	(441,985,669)

Net Increase (Decrease)	6,510,726	$104,401,280	9,107	$(3,988,705)

20         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class B
Shares sold	2,649,652	$40,119,989	6,063,341	$86,469,894
Shares issued on reinvestment	4,133,354	61,619,574	5,642,740	77,644,096
Shares repurchased	(9,407,953)	(142,358,366)	(20,837,352)	(297,203,267)

Net Decrease	(2,624,947)	$(40,618,803)	(9,131,271)	$(133,089,277)

Class C
Shares sold	2,296,839	$34,835,484	4,293,527	$61,230,328
Shares issued on reinvestment	2,788,449	41,694,275	3,839,138	52,826,531
Shares repurchased	(5,512,354)	(83,593,898)	(16,606,969)	(236,703,131)

Net Decrease	(427,066)	$(7,064,139)	(8,474,304)	$(122,646,272)

Class I(1)
Shares sold	6,660,085	$111,135,539	2,336,940	$36,571,835
Shares issued on reinvestment	464,338	7,708,689	327,910	4,973,305
Shares repurchased	(2,625,913)	(43,814,824)	(1,358,791)	(21,539,793)

Net Increase	4,498,510	$75,029,404	1,306,059	$20,005,347

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

7.	Capital Loss Carryforward

As of September 30, 2006, the Fund had a net capital loss carryforward of $1,866,333, of which $1,825,735 expires on September 30, 2007 and $40,598 expires on September 30, 2008. These amounts will be available to offset any future taxable capital gains subject to an annual limitation of $1,825,334 per year. The losses are subject to this limitation because they were derived from a merger in a prior year.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of

22         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested, and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act,

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, are not subject to expense limitation agreements, if applicable. See also “Additional Shareholder Information” at the end of this report.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must

24         Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Fundamental Value Fund 2007 Semi-Annual Report         25

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to elect Trustees. The following table provides the number of votes cast for or withheld, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

Nominees:	Votes For	Authority Withheld	Abstentions
Paul R. Ades	133,710,646.411	3,868,285.052	0.000
Andrew L. Breech	133,775,641.410	3,803,290.053	0.000
Dwight B. Crane	133,686,619.417	3,892,312.046	0.000
Robert M. Frayn	133,583,918.210	3,995,013.253	0.000
Frank G. Hubbard	133,711,825.528	3,867,105.935	0.000
Howard J. Johnson	133,700,702.089	3,878,229.374	0.000
David E. Maryatt	133,667,232.324	3,911,699.139	0.000
Jerome H. Miller	133,689,879.403	3,889,052.060	0.000
Ken Miller	133,717,608.882	3,861,322.581	0.000
John J. Murphy	133,705,672.340	3,873,259.123	0.000
Thomas F. Schlafly	133,694,171.054	3,884,760.409	0.000
Jerry A. Viscione	133,716,036.098	3,862,895.365	0.000
R. Jay Gerken, CFA	133,642,556.668	3,936,374.795	0.000

On January 12, 2007, a Special Meeting of Shareholders was held to revise, remove and convert Fundamental Investment Policies. The following table provides the number of votes cast for or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Revise:
Borrowing Money	139,069,429.935	3,818,604.843	3,708,280.592	5,148,214.000
Underwriting	139,288,931.014	3,580,423.885	3,726,960.471	5,148,214.000
Lending	139,187,956.968	3,733,001.194	3,675,357.208	5,148,214.000
Issuing Senior Securities	139,398,318.109	3,522,532.323	3,675,464.938	5,148,214.000
Real Estate	139,615,725.283	3,363,107.485	3,617,482.602	5,148,214.000
Commodities	139,325,326.388	3,653,958.784	3,617,030.198	5,148,214.000
Concentration	139,315,526.562	3,522,830.515	3,757,958.293	5,148,214.000
Remove:
Diversification	139,248,634.458	3,687,105.683	3,660,575.229	5,148,214.000
Convert:
Non-Fundamental	138,585,331.062	4,384,834.385	3,626,149.923	5,148,214.000

26         Legg Mason Partners Fundamental Value Fund

Legg Mason Partners Fundamental Value Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts
01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of shareholders of Legg Mason Partners Fundamental Value Fund, but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investors Services, LLC

Member NASD, SIPC

FD01118 05/07	SR07-330

Legg Mason Partners Fundamental Value Fund

The Fund is a separate investment fund of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	Principal Accountant Fees and Services

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: June 8, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: June 8, 2007